UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2017

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2017, Summit Financial Group, Inc. (the “Company”) issued a press release regarding the settlement of two lawsuits relating to certain residential mortgages originated and sold by two former subsidiaries, as further described in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 8 - Other Events
Item 8.01. Other Events
(b)    On April 24, 2017, Summit Financial Group, Inc. (the “Company”) announced that its wholly-owned subsidiary, Summit Community Bank, Inc. entered into a Settlement and Release Agreement (the “Settlement Agreement”) with Residential Funding Company, LLC (“RFC”) and the ResCap Liquidating Trust (together with RFC, the “RFC Parties”). The Settlement Agreement relates to pending indemnity and breach of contract claims filed against Summit Financial Mortgage LLC (“Summit Financial”) and Shenandoah Valley National Bank (“Shenandoah”) in the actions ResCap Liquidating Trust v. Summit Financial Mortgage, LLC f/k/a Summit Financial, LLC, Adv. Case No. 14-01996 (Bk. S.D.N.Y) and ResCap Liquidating Trust v. Summit Community Bank, Inc., as successor to Shenandoah Valley National Bank, No. 17-CV-201 (D. Minn.) (the “Litigations”). The Litigations relate to certain residential mortgage loans originated and sold to RFC by Summit Financial and Shenandoah.
Under the Settlement Agreement, Summit Community Bank, as the former sole member of Summit Financial and as the successor to Shenandoah, agreed to pay $9.9 million to fully resolve all claims by the RFC parties, and to avoid the further costs, disruption, and distraction of defending the Litigations.
Section 9-Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit
Exhibit 99.1 Press Release dated April 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: April 24, 2017	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer